COLLEGE RETIREMENT EQUITIES FUND (CREF)

SUPPLEMENT NO. 6
dated December 19, 2008
to the May 1, 2008 Statement of Additional Information (SAI)

CHANGE IN SERVICE ARRANGEMENTS DISCLOSURE

The last sentence of the first paragraph of the section entitled “CREF and its Operations” on page B-2 of the SAI should be replaced in its entirety with the following:

“Investment advisory, distribution and administrative services are provided for CREF pursuant to agreements with TIAA or its affiliates.”

CHANGE TO THE CHAIRMAN OF THE BOARD OF TRUSTEES

Effective January 1, 2009, Mr. Maceo K. Sloan, an incumbent Trustee, will replace Ms. Nancy L. Jacob as Chairman of CREF’s Board of Trustees. Ms. Jacob will continue to serve on CREF’s Board of Trustees. Additionally, Mr. Sloan no longer serves as a director of M&F Bancorp, Inc. Therefore, the chart under the section entitled “Disinterested Trustees” on pages B-22 and B-23 of the SAI should be revised to reflect these changes.

Also effective January 1, 2009, Ms. Nancy A. Eckl, an incumbent Committee member, will replace Mr. Sloan as Chair of CREF’s Audit and Compliance Committee. Mr. Sloan will continue to serve on the Committee. At that same time, Ms. Eckl will become a member of CREF’s Executive Committee. These changes should be reflected in the section entitled “Board Committees” on page B-26 of the SAI, as applicable.

UPDATE TO TRUSTEE INFORMATION

In the chart entitled “Disinterested Trustees” on page B-22 of the SAI, with respect to Forrest Berkley, the column “Other Directorships Held by Trustee” should be replaced in its entirety with the following:

“Director and member of the Investment Committee, the Maine Coast Heritage Trust; Investment Committee member, Gulf of Maine Research Institute, the Boston Athenaeum, Maine Community Foundation and Carnegie Endowment for International Peace; and Director, Appalachian Mountain Club.”

A11800 (12/08)